                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information of Fund American Enterprises Holdings, Inc. and its subsidiaries ("Fund American") is being presented in connection with Fund American's purchase, on August 18, 1998, of all the outstanding common stock of Folksamerica Holding Company, Inc. and its subsidiaries ("Folksamerica") that it did not previously own (the "Transaction").

The accompanying unaudited pro forma condensed combined income statements of Fund American for the periods ended June 30, 1998 and December 31, 1997 present results for Fund American as if the Transaction and certain transactions and adjustments related to the Transaction (the "Related Events") had occurred as of January 1, 1998 and January 1, 1997, respectively. The accompanying unaudited pro forma condensed combined balance sheet of Fund American as of June 30, 1998 presents Fund American's financial position as if the Transaction and the Related Events had occurred as of June 30, 1998. The unaudited pro forma financial information does not purport to represent what Fund American's financial position or results of operations actually would have been had the Transaction and the Related Events in fact occurred as of the dates indicated, or to project Fund American's financial position or results of operations for any future date or period. The pro forma adjustments are based on available information and certain assumptions that Fund American currently believes are reasonable under the circumstances. The unaudited pro forma financial information should be read in conjunction with: (i) Fund American's Annual Report on Form 10-K for the year ended December 31, 1997; (ii) Fund American's Quarterly Report on Form 10-Q for the three and six month periods ended June 30, 1998; (iii) the separate historical financial statements of Folksamerica as of June 30, 1998 and for the three and six month periods ended June 30, 1998; and (iv) the separate historical financial statements of Folksamerica as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997.

As a result of the Transaction, Fund American will restate its historic balance sheets to account for the portion of its investment in Folksamerica that was reported at fair value in accordance with Statement of Financial Accounting Standards No. 115 entitled "Accounting for Certain Investments in Debt and Equity Securities" to its original cost in accordance with the purchase accounting principles of Accounting Principles Board Opinion No. 18 entitled "The Equity Method of Accounting for Investments in Common Stock".

The pro forma adjustments and pro forma combined amounts are provided for informational purposes only. Fund American's financial statements will reflect the actual effects of the Transaction and the Related Events only from the date such events occur. The pro forma adjustments are applied to the historical financial statements to, among other things, account for the acquisition as a purchase. Under purchase accounting, the amount by which the fair value of the net identifiable assets of Folksamerica exceeds the total purchase price will be first used to reduce the carrying value of Folksamerica's non-current, non-monetary assets with any residual amount being allocated to deferred credit. Such allocations have not yet been formally completed and final allocations will differ. Although the final allocations will differ, the unaudited pro forma financial information reflects management's best estimate based on currently available information.

The pro forma financial information included herein excludes the recognition of a realized investment gain in connection with the pro forma sale of $92.1 million of the common stock of White River Corporation ("White River"). The sale of White River, which occurred on July 10, 1998, was a principal source of funds used in the Transaction and was executed at a price not materially different from Fund American's June 30, 1998 carrying value, thus, the recognition of pro forma realized gains associated with the sale of these securities would not have a material impact on Fund American's book value or comprehensive income as of and for the pro forma periods presented herein.

The pro forma adjustments contained herein assume that the tax rate is 35%, the maximum Federal statutory rate for corporations.

                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               AS OF JUNE 30, 1998
                            (in millions of dollars)

                                                                                            Pro Forma Adjustments
                                                                                           ----------------------
                                                 Fund          Fund                                       for the
                                               American      American    Folksamerica       for the       Related       Pro Forma
ASSETS                                        Historical     Restated     Historical       Transaction     Events        Combined
                                              ----------     --------    ------------      -----------    --------      ----------
  Equity securities at market                 $    153.0   $    153.0   $    108.4                                      $  261.4
  Fixed maturities at amort cost                    --           --           93.1        $    1.3 [A]    (94.4)[D]          --
  Fixed maturities at market                       173.9        173.9        669.7                         94.4 [D]        938.0
  Other investments                                109.3        109.3          --                         (65.3)[C]         44.0
  Short term investments                            30.5         30.5         67.5          (169.1)[A]    142.1 [C]         71.0
                                              ----------   ----------   ----------      ----------      -------         --------
     TOTAL INVESTMENTS                             466.7        466.7        938.7          (167.8)        76.8          1,314.4

  Cash                                               4.3          4.3          1.7                                           6.0
  Capitalized mortgage servicing                   204.4        204.4          --                                          204.4
  Mortgage loans held for sale                     568.2        568.2          --                                          568.2
  Other mortgage orig and servicing assets         193.2        193.2          --                                          193.2
  Reinsurance balances receivable                   --           --           67.6                                          67.6
  Reinsurance recoverables                           8.1          8.1        128.5                                         136.6
  Insurance premiums receivable                     56.7         56.7          --                                           56.7
  Investments in unconsolidated affiliates         384.2        384.2          --                                          384.2
  Investment in Folksamerica                       139.2        105.8                        169.1 [A]                      --
                                                                                            (274.9)[B]

  Goodwill                                           2.8          2.8          1.0            (1.0)[A]                       2.8

  Other assets                                     184.5        184.5         82.3                        (26.8)[C]
                                                                                                          (19.4)[D]        220.6
                                              ----------   ----------   ----------      ----------      -------         --------
     TOTAL ASSETS                             $  2,212.3   $  2,178.9   $  1,219.8      $   (274.6)     $  30.6         $3,154.7
                                              ----------   ----------   ----------      ----------      -------         --------
                                              ----------   ----------   ----------      ----------      -------         --------

LIABILITIES

  Short term debt                             $    601.7   $    601.7   $     -                                         $  601.7
  Long term debt                                   304.8        304.8         55.6                         50.0 [C]        410.4
  Unpaid losses and LAE                             77.6         77.6        729.4                                         807.0
  Unearned insurance premiums                       80.2         80.2         86.4                                         166.6
  Accounts payable and other liabilities           392.5        379.1         34.2             0.5 [A]                     394.4
                                                                                                          (19.4)[D]
  Deferred credit                                    --           --          32.9             6.4 [B]                      39.1
                                                                                              (0.2)[A]
                                              ----------   ----------   ----------      ----------      -------         --------
     TOTAL LIABILITIES                           1,456.8      1,443.4        938.5             6.7         30.6          2,419.2
                                              ----------   ----------   ----------      ----------      -------         --------
MINORITY INTEREST                                   44.0         44.0          --           --             --               44.0
                                              ----------   ----------   ----------      ----------      -------         --------
SHAREHOLDERS' EQUITY

  Common stock                                      30.9         30.9          0.1            (0.1)[B]                      30.9
  Preferred stock                                    --           --          79.4           (79.4)[B]                      --
  Paid in surplus                                  354.4        354.4         80.2           (80.2)[B]                     354.4
  Retained earnings                              1,004.0      1,007.6         89.7           (89.7)[B]                   1,007.6
  Common stock in treasury                        (871.0)      (871.0)         --                                         (871.0)
  Foreign currency translation                       --           --          (1.8)            1.8 [B]                      --
  Net unrealized investment gains and other,
   after tax                                       193.2        169.6         33.7           (33.7)[B]                     169.6
                                              ----------   ----------   ----------      ----------      -------         --------
     TOTAL SHAREHOLDERS' EQUITY                    711.5        691.5        281.3          (281.3)        --              691.5
                                              ----------   ----------   ----------      ----------      -------         --------
     TOTAL LIABILITIES, MINORITY INTEREST
      AND SHAREHOLDERS' EQUITY                $  2,212.3   $  2,178.9   $  1,219.8        $ (274.6)     $  30.6         $3,154.7
                                              ----------   ----------   ----------      ----------      -------         --------
                                              ----------   ----------   ----------      ----------      -------         --------

                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                                 BALANCE SHEET
                            (in millions of dollars)



A. The following pro forma adjustments reflect the payment of $169.1 million for all of the outstanding common stock Folksamerica that Fund American did not previously own and certain other adjustments associated with the determination of the amounts to be recorded as a result of the Transaction:

    Folksamerica's shareholders' equity at 6/30/98                        $ 281.3

    Adjustment to mark fixed maturity investments to market                   1.3

    Income tax provision at 35%                                               (.5)

    Elimination of Folksamerica deferred credit existing upon acquisition    32.9

    Elimination of Folksamerica goodwill existing upon acquisition           (1.0)
                                                                           -------

    Adjusted shareholders' equity at 6/30/98                                314.0
                                                                           -------

    Purchase price paid with short-term investment proceeds                (169.1)

    Basis of previous investments in Folksamerica:

      Investment in preferred stock at cost                                 (79.9)

      Investment in common stock at equity value                            (25.9)
                                                                           -------

    Total deferred credit resulting from the Transaction                   $ 39.1
                                                                           -------
                                                                           -------


B. Adjustments to eliminate Folksamerica shareholders' equity and to reflect the change in deferred credit resulting from the Transaction.

C. The following pro forma adjustments reflect certain transactions that occurred subsequent to June 30, 1998 which served to fund the
    Transaction:

    Third party sales of 718,818 shares of the common stock of
      White River Corporation which were classified as other
      investments                                                    $ 65.3

    Third party sales of 295,432 shares of the common stock of
      White River Corporation which were classified as other
      assets                                                           26.8

    Issuance of $50 million of indebtedness pursuant to Fund
      American's existing credit facility                              50.0
                                                                     ------

    Funds raised pursuant to the Transaction                         $142.1

    Sales of short-term investments                                    27.0
                                                                     ------

    Total source of cash used to fund the Transaction                $169.1
                                                                     ------
                                                                     ------


D.  Certain reclassifications to conform to the current presentation.

                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.

             UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                            (in millions of dollars)

                                                                                             Pro Forma Adjustments
                                                                                             ----------------------
                                                        Fund         Fund                                    for the
                                                      American     American   Folksamerica      for the      Related     Pro Forma
REVENUES                                             Historical    Restated    Historical     Transaction     Events      Combined
                                                     ----------   ---------   ------------    -----------    --------    ---------
  Net written premiums                               $    81.0    $    81.0   $   114.1                                  $  195.1
  Change in unearned insurance premiums                   (2.3)        (2.3)        9.7                                       7.4
                                                     -----------   ---------   ---------     ---------       ------     ---------
     Earned insurance premiums                            78.7         78.7       123.8           --             --         202.5

  Earnings from unconsolidated ins affiliates             15.2         15.2        --             (4.4)[A]                   10.8
  Other ins operations revenues                            4.2          4.2                                                   4.2

  Gross mortgage servicing revenue                        41.1          41.1        --                                       41.1
  Amortization and impairment of servicing               (29.4)        (29.4)       --                                      (29.4)
  Gain on financial instruments                            5.5           5.5        --                                        5.5
                                                     -----------   ---------   ---------     ---------       ------     ---------
     Net mortgage servicing revenue                       17.2          17.2        --            --             --          17.2

  Net gain on sales of mortgages                          42.2          42.2        --                                       42.2
  Gain on sale of mortgage servicing                       9.0           9.0        --                                        9.0
  Other mortgage servicing revenues                       13.7          13.7        --                                       13.7

  Net investment income                                   47.1          47.1       25.4           (0.7)[B]                   71.8
                                                     -----------   ---------   ---------     ---------       ------     ---------
TOTAL REVENUES                                       $   227.3     $   227.3   $  149.2      $    (5.1)      $  --      $   371.4
                                                     -----------   ---------   ---------     ---------       ------     ---------
                                                     -----------   ---------   ---------     ---------       ------     ---------


EXPENSES

 Ins losses and loss adj expenses                    $    54.6     $    54.6   $   88.7                                 $   143.3
 Compensation and benefits                                63.0          63.0       --                          7.0 [E]       70.0
 Insurance and reinsurance acquisition expenses            --            --        44.7                        4.6 [E]       49.3
 Interest expense                                         41.2         41.2         1.9                        1.5 [F]       44.6
 General expenses                                         45.0         45.0       --                         (11.6)[E]       33.4
 Amortization of intangible assets and liabilities          --           --        (3.7)         (0.6)[C]                    (4.3)
                                                     -----------   ---------   ---------     ---------       ------     ---------

TOTAL EXPENSES                                           203.8        203.8       131.6          (0.6)          1.5         336.3
                                                      ----------  ----------  ----------     ----------      -------    ---------
PRETAX OPERATING EARNINGS                                 23.5         23.5        17.6          (4.5)         (1.5)         35.1
                                                      ----------  ----------  ----------     ----------      -------    ---------
Net realized investment gains                              4.2          4.2         5.1          --            --            9.3
                                                      ----------  ----------  ----------     ----------      -------    ---------
PRETAX EARNINGS                                           27.7         27.7        22.7          (4.5)         (1.5)        44.4

Income tax provision                                      12.2         12.2         5.7          (1.0)[D]      (0.5)[G]     16.4
                                                      ----------  ----------  ----------     ----------      -------    ---------
NET INCOME                                                15.5         15.5        17.0          (3.5)         (1.0)        28.0

Other comprehensive income, after tax                     44.4         36.9        12.5                                     49.4
                                                      ----------  ----------  ----------     ----------      -------    ---------
COMPREHENSIVE NET INCOME                              $   59.9    $    52.4   $    29.5     $    (3.5)       $ (1.0)    $    77.4
                                                      ----------  ----------  ----------     ----------      -------    ---------
                                                      ----------  ----------  ----------     ----------      -------    ---------
Basic earnings per share:
        Net income                                    $   2.63    $    2.63                                             $    4.75
        Comprehensive net income                         10.16         8.89                                                 13.13

Diluted earnings per share:
        Net income                                    $   2.33    $    2.33                                             $    4.24
        Comprehensive net income                          9.10         7.96                                                 11.76

                  FUND AMERICAN ENTERPRISES HOLDINGS, INC.

          UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                          (in millions of dollars)

                                                                              Pro Forma Adjustments
                                                                              ---------------------

                                                   Fund          Fund                                     for the
                                                  American      American   Folksamerica     for the       Related       Pro Forma
REVENUES                                         Historical    Restated     Historical     Transaction     Events        Combined
                                                 ----------    --------   ------------   -----------      -------       ---------

  Net written premiums                           $    150.8    $  150.8   $      232.4                                  $   383.2
  Change in unearned insurance premiums                (5.5)       (5.5)           5.4                                       (0.1)
                                                 ----------    --------   ------------   -----------      -------       ---------
    Earned insurance premiums                         145.3       145.3          237.8        -               -             383.1
  Earnings from unconsolidated ins affiliates          21.3        21.3         -               (6.1)[A]                     15.2
  Other ins operations revenues                         7.8         7.8                                                       7.8
  Gross mortgage servicing revenue                     95.0        95.0         -                                            95.0
  Amortization and impairment of servicing            (64.2)      (64.2         -                                           (64.2)
  Gain on financial instruments                        11.3        11.3         -                                            11.3
                                                 ----------    --------   ------------   -----------      -------       ----------
    Net mortgage servicing revenue                     42.1        42.1         -             -              -               42.1
  Net gain on sales of mortgages                       21.5        21.5         -                                            21.5
  Loss on sale of mortgage servicing                   (8.0)       (8.0)        -                                            (8.0)
  Other mortgage servicing revenues                    19.1        19.1         -                                            19.1
  Net investment income                                65.1        65.1           46.7          (1.5)[B]                    110.3
                                                 ----------    --------   ------------   -----------      -------       ----------
TOTAL REVENUES                                   $    314.2    $  314.2   $      284.5   $      (7.6)     $  -          $   591.1
                                                 ----------    --------   ------------   -----------      -------       ----------
                                                 ----------    --------   ------------   -----------      -------       ----------

EXPENSES
  Ins losses and loss adj expenses               $     97.1    $   97.1   $      165.9                                  $   263.0
  Compensation and benefits                           101.8       101.8           -                          11.4 [E]       113.2
  Insurance and reinsurance acquisition expense       -             -             81.1                        8.9 [E]        90.0
  Interest expense                                     49.7        49.7            5.0                        3.1 [F]        57.8
  General expenses                                     87.6        87.6         -                           (20.3)[E]        67.3
  Amortization of intangible assets
    and liabilities                                   -            -              (6.8)         (1.2)[C]                     (8.0)
                                                 ----------    --------   ------------   -----------      -------       ----------
TOTAL EXPENSES                                        336.2       336.2          245.2          (1.2)         3.1           583.3
                                                 ----------    --------   ------------   -----------      -------       ----------
PRETAX OPERATING EARNINGS (LOSS)                      (22.0)      (22.0)          39.3          (6.4)         3.1             7.8
                                                 ----------    --------   ------------   -----------      -------       ----------
Net realized investment gains                          96.7        96.7            7.4        -               -             104.1
                                                 ----------    --------   ------------   -----------      -------       ----------
PRETAX EARNINGS                                        74.7        74.7           46.7          (6.4)        (3.1)          111.9
Income tax provision                                   29.4        29.4           10.8          (1.2)[D]     (1.1)[G]        37.9
                                                 ----------    --------   ------------   -----------      -------       ----------
AFTER TAX EARNINGS                                     45.3        45.3           35.9          (5.2)        (2.0)           74.0
Loss on early extinguishment of debt, after tax        (6.0)       (6.0)        -                                            (6.0)
                                                 ----------    --------   ------------   -----------      -------       ----------
NET INCOME                                             39.3        39.3           35.9          (5.2)        (2.0)           68.0
Other comprehensive income, after tax                  56.3        40.5           15.0                                       55.5
                                                 ----------    --------   ------------   -----------      -------       ----------
COMPREHENSIVE NET INCOME                         $     95.6    $   79.8   $       50.9   $      (5.2)     $  (2.0)      $   123.5
                                                 ----------    --------   ------------   -----------      -------       ----------
                                                 ----------    --------   ------------   -----------      -------       ----------
Basic earnings per share:
  After tax earnings                             $     6.89    $   6.89                                                 $   11.26
  Net income                                           5.98        5.98                                                     10.35
  Comprehensive net income                            14.55       12.15                                                     18.80

Diluted earnings per share:
  After tax earnings                             $     6.22    $   6.22                                                 $   10.18
  Net income                                           5.40        5.40                                                      9.36
  Comprehensive net income                            13.17       10.98                                                     17.02

                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                               INCOME STATEMENTS
                            (in millions of dollars)



A. Pro forma adjustment to eliminate Fund American's equity in earnings of Folksamerica and preferred stock dividends received during the periods.

B. Pro forma adjustment to reflect a reduction in net investment income earned on the portion of short-term investment balances deemed to have partially financed the Transaction ($27.0 million). The consolidated pro forma income information assumes that the annualized yield on short-term investments used to partially fund the Transaction was 5.50% and 5.60% for the periods ended June 30, 1998 and December 31, 1997, respectively.

C. Pro forma adjustment to reflect the amortization of the net change in goodwill and the related incremental deferred credit associated with the Transaction ($6.2 million). Fund American's amortization period is expected to be five years.

D.  Adjustment to reflect the income tax effects of A and B above.

E.  Certain reclassifications to conform to the current presentation.

F. Pro forma adjustment to reflect additional interest expense associated with the monies borrowed under Fund American's existing debt arrangements
    ($50.0 million) to partially fund the Transaction. The consolidated pro forma income information assumes that the annualized applicable interest rate on such indebtedness was 6.04% and 6.10% for the periods ended
    June 30, 1998 and December 31, 1997, respectively.

G.  Adjustment to reflect the income tax effect of F above.

H. No adjustments have been made to the December 31, 1997 pro forma income statement to reflect Folksamerica's acquisition of Great Lakes American Reinsurance Company on July 22, 1997 because such adjustments are not considered meaningful.